Exhibit 99.1

FIRST QUARTER 2023 EARNINGS NEWMONT CORPORATION 1 CREATING VALUE & IMPROVING LIVES THROUGH SUSTAINABLE, RESPONSIBLE MINING First Quarter 2023 Earnings APRIL 27, 2023

FIRST QUARTER 2023 EARNINGS NEWMONT CORPORATION 2 CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS: This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” or “potential.” Forward-looking statements in this presentation may include, without limitation, (i) estimates of future production and sales, including production outlook, average future production and upside potential; (ii) estimates of future costs applicable to sales and all-in sustaining costs; (iii) estimates of future capital expenditures, including development and sustaining capital; (iv) expectations regarding the Tanami Expansion 2, Ahafo North, Yanacocha Sulfides, Pamour and Cerro Negro District Expansion 1 projects, including, without limitation, expectations for production, milling, costs applicable to sales and all-in sustaining costs, capital costs, mine life extension, construction completion, commercial production and other timelines; (v) expectations regarding future investments or divestitures; (vi) expectations regarding free cash flow, and returns to stockholders, including with respect to future dividends, the dividend framework and expected payout levels; (vii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and recoveries; and (viii) expectations regarding the potential or proposed transactions. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of operations and projects being consistent with current expectations and mine plans; (iii) political developments in any jurisdiction in which the Company operates being consistent with its current expectations; (iv) certain exchange rate assumptions; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies; (vii) the accuracy of current mineral reserve and mineralized material estimates; and (viii) other planning assumptions. Uncertainties relating to the impacts of Covid, include, without limitation, general macroeconomic uncertainty and changing market conditions, changing restrictions on the mining industry in the jurisdictions in which we operate, the ability to operate following changing governmental restrictions on travel and operations (including, without limitation, the duration of restrictions, including access to sites, ability to transport and ship doré, access to processing and refinery facilities, impacts to international trade, impacts to supply chain, including price, availability of goods, ability to receive supplies and fuel, impacts to productivity and operations in connection with decisions intended to protect the health and safety of the workforce, their families and neighboring communities), the impact of additional waves or variations of Covid, and the availability and impact of Covid vaccinations in the areas and countries in which we operate. Such uncertainties could result in operating sites being placed into care and maintenance and impact estimates, costs and timing of projects. Although the Company does not currently have operations in Ukraine, Russia or other parts of Europe, Russia’s invasion of Ukraine has resulted in uncertainties in the market which could impact certain planning assumptions, including, but not limited to commodity and currency prices, costs and supply chain availabilities. Investors are reminded that the dividend framework is non-binding and the 2023 dividend payout range does not represent a legal commitment. Future dividends beyond the dividend payable on June 15, 2023 to holders of record at the close of business on June 1, 2023 have not yet been approved or declared by the Board of Directors, and an annualized dividend payout or dividend yield has not been declared by the Board. Management’s expectations with respect to future dividends are “forward-looking statements” and the Company’s dividend framework is non-binding. The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. Statements relating to the proposed transaction to acquire the share capital of Newcrest, expectations regarding the potential value proposition, a binding proposal and the potential for synergies from the proposed transaction, or similar statements, also constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. There is no certainty that any transaction will occur on the proposed terms, within any particular timeframe, that further negotiations will take place, that any synergies will be realized or that any transaction will occur at all. Risks include fluctuations in company stock price and results of operations; uncertainties regarding the outcome of discussions between Newmont and Newcrest with respect to the proposed transaction, including the possibility that the parties may not agree to pursue a business combination, or that it may be materially different from the terms of the proposal described herein; uncertainties about the outcomes of the due diligence process and the ability to consummate the proposed business combination or achieve the expected benefits; uncertainties with respect to shareholder approvals; potential regulatory or closing delays; the industry and market reaction to Newmont's proposed transaction; and changes in the overall economic conditions. For a discussion of risks and other factors that might impact future looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”), under the heading “Risk Factors", available on the SEC website or www.newmont.com. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk. Investors are also reminded to refer to the endnotes to this presentation for additional information. NO OFFER OR SOLICITATION: This presentation is neither an offer to purchase or exchange nor a solicitation of an offer to sell securities of Newmont or Newcrest. In furtherance of this proposed transaction and subject to future developments, Newmont may file one or more proxy statements or other documents with the SEC. This presentation is not a substitute for any proxy statement, scheme booklet or other document Newmont or Newcrest may file with the SEC and Australian regulators in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT(S), SCHEME BOOKLET AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL BUSINESS COMBINATION TRANSACTION. Investors and securityholders may obtain a free copy of the disclosure documents (when they are available) and other documents filed by Newmont with the SEC at the SEC's website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on Newmont’s website at www.newmont.com or obtained for free from the sources listed below. Newmont and certain of its directors and executive officers may be deemed to be participants in any solicitation of proxies from Newcrest stockholders in respect of the proposed transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 10, 2023. This document can be obtained free of charge from the sources indicated below. Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction if and when they become available.

FIRST QUARTER 2023 EARNINGS NEWMONT CORPORATION 18 OVERVIEW OF PROPOSAL TO ACQUIRE NEWCREST Committed to Value Discipline Throughout the Process FEBRUARY 5 Newmont confirms non-binding proposal to combine with Newcrest FEBRUARY 15 Newcrest rejects proposal from Newmont and offers to provide access to limited, non-public information MARCH 13 Face-to-face meeting with Newmont and Newcrest Management team APRIL 7 Newmont submits non-binding ‘Best and Final’ proposal to acquire Newcrest APRIL 10 Newcrest agrees to grant period of confirmatory due diligence to enable Newmont to put forward a binding proposal APRIL 13 Newmont and Newcrest enter into exclusivity deed and begin 4 weeks of due diligence Confirmatory Due Diligence through May 11 See endnotes re the proposed Newcrest transaction.

FIRST QUARTER 2023 EARNINGS NEWMONT CORPORATION 19 NEWMONT & NEWCREST – A POWERFUL VALUE PROPOSITION The New ESG STANDARD Newmont is the Gold Sector’s Recognized Sustainability Leader World-Class PORTFOLIO Portfolio of Tier 1 Operations with Gold and Copper Exposure Delivering SYNERGIES Proven Track Record of Newmont Team & Operating Model Driving CAPITAL ALLOCATION Newmont Returned $7.0B to Shareholders since Goldcorp Acquisition STRONGLY POSITIONED TO DELIVER SUBSTANTIAL SYNERGIES Sharing industry-leading safety systems, processes and culture Values-based organization driven by a clear purpose Social engagement based on inclusion, transparency and integrity Commitment to leading environmental practices and achieving climate goals Multi-decade low-cost production profile with growth options in gold and copper Unique combination of low-risk regional production platforms in Australia and Canada Optionality for portfolio rationalization and project sequence optimization >$1.5B disposals in first 12 months following Goldcorp acquisition Value creation from scale, global supply chain, cost efficiencies, access to talent and technology Productivity gains from technology, complementary ore body experience and functional excellence >$1.0B annual synergies from $10B Goldcorp acquisition Disciplined capital allocation strategy – sustain, grow and deliver shareholder returns Maintaining the industry’s strongest balance sheet with flexibility throughout the commodity cycle World-class global capital markets footprint and investor relevance See endnotes re the proposed Newcrest transaction, synergies and past performance.

PROVEN TRACK RECORD OF VALUE DELIVERY

ANNUAL SYNERGIES FROM GOLDCORP ACQUISITION

Cost Efficiency and Productivity Improvements



$1.1B
Total Synergies*
$345M
Processing
$310M
Underground Mining
$190M
Open Pit Mining
$245M
Supply Chain and G&A
$365M Initial Commitment
Exceeded in First 18 Months

- Proven Full Potential program delivered **$845M** of synergies*
  - **$500M** from mining improvements
  - **$345M** from processing improvements
- **Tier 1 Peñasquito operation** has delivered **>$700M** of synergies
  - **Sustainably resolved** decade long community issues
  - **~40% from mining improvements**, includes optimized load and haul & mine design improvements
  - **~40% from processing improvements**, includes debottlenecking & increasing recoveries

**See endnotes re Full Potential and synergies.*

2019 Goldcorp Acquisition: 5 New Operations, 3 New Countries, >$1B Annual Synergies

See endnotes re past performance.

FIRST QUARTER 2023 EARNINGS
NEWMONT CORPORATION 20

FIRST QUARTER 2023 EARNINGS NEWMONT CORPORATION 36 Endnotes Full Potential. Full Potential improvement value creation is considered an operating measure provided for illustrative purposes, and should not be considered GAAP or non-GAAP financial measures. Full Potential amounts are estimates utilized by management that represent estimated cumulative incremental value realized as a result of Full Potential projects implemented and are based upon both cost savings and efficiencies that have been monetized for purposes of the estimation. Because Full Potential improvement estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the Full Potential program, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expectations of the results of Full Potential savings, synergies or improvements are forward-looking statements and subject to risks and uncertainties. Synergies. Synergies and value creation from any past or future acquisitions as used in this presentation is a management estimate provided for illustrative purposes and should not be considered a GAAP or non-GAAP financial measure. Synergies represent management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the integration of Newmont’s and Goldcorp’s businesses that have been monetized for the purposes of the estimation. Because synergies estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the integration of Newmont’s and Goldcorp’s businesses, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Synergies are “forward-looking statements” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected or past synergies. Past Performance: Past performance metrics and figures included in this presentation are given for illustrative purposes only and should not be relied upon as (and are not) an indication of Newmont’s views on its or Newcrest’s future financial performance or condition or prospects (including on a consolidated basis). Investors should note that past performance of Newmont, including in relation to the past value returned to stockholders and past value creation and annual synergies, and other historical financial information cannot be relied upon as an indicator of (and provide no guidance, assurance or guarantee as to) future performance, including future synergies or value to stockholders. Third-Party Data. This presentation may contain industry, market and competitive position data which have come from a third-party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While Newmont believes that such information has been prepared by a reputable source, Newmont has not independently verified the data contained therein. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this presentation. COVID-19. The extent to which COVID-19, related variants or other health emergencies will impact the Company in the future remains uncertain and cannot be predicted. COVID-19 has impacted the operation of Newmont’s mines and the development of projects and impacted exploration activities in the past. For companies, such as Newmont, that operate in multiple jurisdictions, disadvantage and risk of loss due to the limitations of certain local health systems and infrastructure to contain diseases and potential endemic health issues may occur. Impacts in the future could include additional employee and contractor absenteeism, travel restraints, shipment restraints, delays in product refining and smelting due to restrictions or temporary closures, other supply chain disruptions and workforce interruptions, including healthy and safety considerations,, which could have a material adverse effect on the Company’s cash flows, earnings, results of operations, estimated capital expenditures and the timing of projects.

FIRST QUARTER 2023 EARNINGS NEWMONT CORPORATION 37 Endnotes Proposed Newcrest Transaction: Statements relating to the proposed transaction to acquire the share capital of Newcrest, expectations regarding the potential value proposition, a binding proposal and the potential for synergies from the proposed transaction, or similar statements, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. There is no certainty that any transaction will occur on the proposed terms, within any particular timeframe, or that further negotiations will take place, or that it may be materially different from the terms of the proposal described herein. Risks include fluctuations in company stock price and results of operations; uncertainties regarding the outcome of discussions between Newmont and Newcrest with respect to the proposed transaction, including the possibility that the parties may not agree to pursue a business combination; uncertainties about the outcomes of the due diligence process and the ability to consummate the proposed business combination or achieve the expected benefits; uncertainties with respect to shareholder approvals; potential regulatory or closing delays; the industry and market reaction to Newmont's proposed transaction; and changes in the overall economic conditions. See slide 2 more information regarding forward-looking statements. Newmont does not undertake any obligation to communicate publicly revisions to any “forward-looking statement” to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. No Offer or Solicitation. This presentation is neither an offer to purchase or exchange nor a solicitation of an offer to sell securities of Newmont or Newcrest. In furtherance of this proposed transaction and subject to future developments, Newmont may file one or more proxy statements or other documents with the SEC. This presentation is not a substitute for any proxy statement, scheme booklet or other document Newmont or Newcrest may file with the SEC and Australian regulators in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT(S), SCHEME BOOKLET AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL BUSINESS COMBINATION TRANSACTION. Investors and security holders may obtain a free copy of the disclosure documents (when they are available) and other documents filed by Newmont with the SEC at the SEC's website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on Newmont’s website at www.newmont.com or obtained for free from the sources listed below. Newmont and certain of its directors and executive officers may be deemed to be participants in any solicitation of proxies from Newcrest stockholders in respect of the proposed transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 10, 2023. This document can be obtained free of charge from the sources indicated below. Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction if and when they become available.